EXHIBIT 99.1

ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS

This ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS (this “Assignment”), dated and effective as of July 21, 2015 (the “Effective Date”), is between Kinder Morgan Operating Limited Partnership “A”, a Delaware limited partnership (the “Transferor”), and UIL Holdings Corporation, a Connecticut corporation (the “Transferee”). Transferor and Transferee are hereinafter sometimes referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Transferor owns a Membership Interest in Northeast Expansion LLC, a Delaware limited liability company (the “Company”), which is governed by the terms and conditions set forth in the Limited Liability Company Agreement of the Company dated as of November 24, 2014 (as same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Company Agreement”) (capitalized terms used but not defined herein have the meanings provided in the Company Agreement); and

WHEREAS, Transferor has agreed to assign, transfer, convey, contribute and deliver a 2.5% Membership Interest (the “Company Interests”) to Transferee and to effectuate the transactions contemplated hereby; and

WHEREAS, Connecticut Natural Gas Corporation, a Connecticut corporation and an Affiliate of Transferee, has entered into a Precedent Agreement with TGP dated November 12, 2014, The Southern Connecticut Gas Company, a Connecticut corporation and an Affiliate of Transferee, has entered into a Precedent Agreement with TGP dated November 12, 2014, and The Berkshire Gas Company, a Massachusetts corporation and Affiliate of Transferee has entered into a Precedent Agreement with TGP dated October 8, 2014, each of which satisfies the definition of “Shipper Contract” in the Company Agreement and, as a result, the Transfer of the Company Interests contemplated herein is made pursuant to Section 3.6(a)(ii) of the Company Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto promise and agree as follows:

1.             Assignment of Company Interests.

(a)           For and in consideration of the payment of the sum of One Million Two Hundred Sixty-Four Thousand Two Hundred Forty-Seven and No/100 Dollars (US$1,264,247.00), effective on the Effective Date, Transferor hereby assigns, transfers, conveys, contributes and delivers to Transferee, and its successors and assigns, all of Transferor’s right, title and interest in, to and under the Company Interests free and clear of all liens, charges and encumbrances, other than rights, obligations and restrictions attendant to the Company Interests with respect to periods following the Effective Date under the Company Agreement and applicable securities laws. Transferor hereby approves the Effective Date as the effective date of the Transfer contemplated herein.

(b)           Upon the consummation of the Transfer contemplated herein, Transferee shall have a Membership Interest of 2.5%.

2.             Joinder. Transferee agrees that the Company Interests acquired by Transferee under this Assignment are bound by and subject to all of the terms and conditions of the Company Agreement, and hereby joins in, and agrees to be bound by, and shall have the benefit of, all of the terms and conditions of the Company Agreement with respect to the Company Interests from and after the Effective Date.

3.             Representations and Warranties by Transferor. Transferor hereby represents and warrants as of the Effective Date to Transferee that:

(a)           Organization, Good Standing and Qualification. Transferor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted. Transferor is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           Authorization. All action has been taken on the part of Transferor and the Company, and their respective officers, directors, members and managers necessary for the authorization, execution, delivery and performance of this Agreement. This Agreement constitutes Transferor’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to availability of specific performance, injunctive relief or other equitable remedies.

(c)           Compliance with Other Instruments. The authorization, execution, delivery and performance of this Agreement will not constitute or result in a material default or violation of any law or regulation applicable to Transferor and/or the Company, or any term or provision of Transferor’s or the Company’s current articles of organization or operating agreement, or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

(d)           Interests. The Company Interest to be assigned under this Agreement, when sold and delivered pursuant to the terms of the Agreement, will be transferred free and clear of all liens and other claims of third parties (other than as set forth in the Company Agreement), duly authorized, validly issued, fully paid and nonassessable and, based in part upon the representations of Transferee herein, will be transferred in compliance with all applicable federal and state securities laws.

(e)           Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the stockholders, partners or members of any Person) is required in connection with the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

(f)            No Material Adverse Effect. There has not occurred any change, effect, circumstance, development or event that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the Company or the Pipeline.

4.             Representations and Warranties by Transferee. Transferee hereby represents and warrants as of the Effective Date to the Company and the Members that:

(a)           Transferee is an Eligible Person which meets the Credit Standards;

(b)           The matters set forth in Section 3.4 of the Company Agreement are true and correct; and

(c)           The Transfer contemplated herein was made in accordance with all Laws (including state and federal securities Laws) and the terms and conditions of the Company Agreement.

5.             Notice. Any notice required as permitted by the Company Agreement shall be given to the Transferee at the address listed beneath Transferee’s signature below.

6.             Amendment and Modification; Waiver. This Assignment may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Assignment, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Assignment shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.             Successor and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. However, neither this Assignment nor any of the rights or obligations of the Parties may be transferred or assigned by any Party without the prior written consent of the other Party.

8.             Governing Law. THIS ASSIGNMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE CONSTRUED, INTERPRETED AND GOVERNED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.             Further Assurances. Subject to the terms and conditions set forth in this Assignment, each of the Parties agrees to use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Assignment. In case, at any time after the execution of this Assignment, any further action is necessary or desirable to carry out its purposes, the proper officers or directors of the Parties shall take or cause to be taken all such necessary action.

10.           Counterparts. This Assignment may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument.

11.           Headings. The headings in this Assignment are for reference only and shall not affect the interpretation of this Assignment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed as of the date first written above.

TRANSFEROR:

KINDER MORGAN OPERATING L.P.”A”

By: Kinder Morgan G.P., Inc., its General Partner

By:	/s/ Kimberly S. Watson

Name:	Kimberly S. Watson

Title:	Vice President

TRANSFEREE:

UIL HOLDINGS CORPORATION

By:	/s/ James P. Torgerson

Name:	James P. Torgerson

Title:	President and Chief Executive Officer

Address for Notices:

UIL Holdings Corporation
157 Church Street
New Haven, CT 06506
Attention: Sr. Vice President Business & Customer Services

With a copy to:

UIL Holdings Corporation
157 Church Street
New Haven, CT 06506
Attention: Legal

ACKNOWLEDGED AND ACCEPTED:

NORTHEAST EXPANSION LLC

By:	/s/ Kimberly S. Watson

Name:	Kimberly S. Watson

Title:	President

Assignment of Limited Liability Company Interests Signature Page